UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2005

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2005, Kana Software, Inc. (“KANA”) entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with certain investors set forth on the signature pages thereto (the “Investors”) pursuant to which the Company agreed to issue to the Investors $2,400,000.00 of units (the “Units”), with each Unit consisting of (i) one (1) share of KANA’s common stock, par value $0.001 (the “Common Stock”), and (ii) one half of a warrant, at a purchase price per unit which equals to 90% of the volume weighted average trading price per share of Common Stock for the three consecutive trading days beginning on June 27, 2005. On June 30, 2005, KANA issued an aggregate of 1,631,541 shares of Common Stock at $1.471 per share, and the aggregate number of Common Stock that can be purchased pursuant to the Stock Purchase Warrants (the “Warrants”) is 815,769 shares of Common Stock at an exercise price of $2.452 per share. The Warrants will become exercisable on December 27, 2005 and expire on June 30, 2010.

The Company also entered into a Registration Rights Agreement, dated June 25, 2005, with the Investors (the “Registration Rights Agreement”) pursuant to which KANA agreed to file, within thirty (30) days following the filing of KANA’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, a registration statement covering the resale of Common Stock, Warrants and shares of Common Stock issuable upon the exercise of the Warrants (the “Registrable Securities”). If KANA’s registration statement is not declared effective within 150 days from June 30, 2005, then KANA will pay each holder of Registrable Securities a fee pursuant to the terms of the Registration Rights Agreement until the registration statement is declared effective.

The foregoing is a summary of the terms and conditions of the Purchase Agreement, form of Warrant issued to the Investors and Registration Rights Agreement and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the Purchase Agreement, form of Warrant issued to the Investors and Registration Rights Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On June 30, 2005, KANA completed a private placement of unregistered securities to the Investors pursuant to which the Investors paid KANA an aggregate of approximately $2,400,000.00 to purchase 1,631,541 shares of Common Stock at $1.471 per share and Warrants to purchase up to 815,769 shares of Common Stock at an exercise price of $ 2.452 per share.

In connection with the private placement, KANA relied on an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Investors represented to KANA that they were “accredited investors” as defined in Rule 501(a) promulgated in the Securities Act and that they were purchasing the Registrable Securities for their own account and not with a present view towards the public sale or distribution thereof.

As described in Item 1.01 of this Current Report on Form 8-K, the Warrants will become exercisable on December 27, 2005 and expire on June 30, 2010.

Copies of the Purchase Agreement, form of Warrant issued to the Investors and Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01. Other Events.

On June 30, 2005, KANA issued a press release attached to this Current Report on Form 8-K as Exhibit 99.01 which relates to the private placement under the Purchase Agreement and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

Number	Description
10.01	Common Stock and Warrant Purchase Agreement, dated as of June 25, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.02	Registration Rights Agreement, dated as of June 25, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.03	Form of Stock Purchase Warrant issued by Kana Software, Inc. in connection with the Common Stock and Warrant Purchase Agreement, dated as of June 25, 2005.

99.01	Press release dated June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John Thompson John Thompson Chief Financial Officer

Date: June 30, 2005

EXHIBIT INDEX

Number	Description
10.01	Common Stock and Warrant Purchase Agreement, dated as of June 25, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.02	Registration Rights Agreement, dated as of June 25, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.03	Form of Stock Purchase Warrant issued by Kana Software, Inc. in connection with the Common Stock and Warrant Purchase Agreement, dated as of June 25, 2005.

99.01	Press release dated June 30, 2005.